UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 2, 2024

BMO 2024-C9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002024812)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

KeyBank National Association

(Central Index Key number 0001089877)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-13	86-2713125
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “July 2, 2024 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on July 2, 2024 under Commission File No. 333-255934-13 (SEC Accession No. 0001539497-24-001366), with respect to BMO 2024-C9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C9, as and to the extent described below. The purpose of this amendment is to (a) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the July 2, 2024 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains clerical and other minor revisions to the previously filed version and (b) replace the version of the GSMC Mortgage Loan Purchase Agreement previously filed as Exhibit 99.5 to the July 2, 2024 Form 8-K with the updated version of the GSMC Mortgage Loan Purchase Agreement attached to this Form 8-K/A as Exhibit 99.5, which contains clerical and other minor revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 and Exhibit 99.5 of the July 2, 2024 Form 8-K are replaced and superseded in their respective entireties by Exhibit 4.1 and Exhibit 99.5 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the July 2, 2024 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-C9 – Form 8-K/A